UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2021

Alpha-En Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-12885	954622429
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

28 Wells Ave, 2nd Floor, Yonkers NY 10701

(Address of Principal Executive Offices) (Zip Code)

(914)418-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALPE	OTC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of alpha-Encorp on 1/6/2021 unanimously approved the nomination of Gary Goldman, MD to the Board of Directors. Dr. Goldman is a long term significant investor in the company through his family office and he brings a wealth of scientific knowledge and decades of investment experience to the company.

Alpha-En Corporation

By	/s/ Sam Pitroda
Name:	Sam Pitroda
Title:	Chairman and CEO

Date: 1/7/2021

INDEX TO EXHIBITS

Exhibit No.	Description